Rule 424(b)(3)
File No.:  333-91172


Exhibit A to Deposit Agreement

No.
		 ________________

AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents five thousand (5000)
deposited Shares)

OVERSTAMP: Effective May 23,
2005 each American Depositary
Share represents five deposited
shares.


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR PREFERRED CLASS B
SHARES
WITHOUT PAR VALUE OF
TRACTEBEL ENERGIA S.A.
(f/k/a CENTRAIS GERADORAS
DO SUL DO BRASIL S.A. -
GERASUL)
(INCORPORATED UNDER THE
LAWS OF
THE FEDERATIVE REPUBLIC
OF BRAZIL)
      The Bank of New York as
depositary (hereinafter called the
Depositary), hereby certifies that
                 , or registered assigns IS
THE OWNER OF
AMERICAN DEPOSITARY
SHARES

representing deposited Preferred
Class B Shares (herein called Shares)
of Tractebel Energia S.A. (f/k/a
Centrais Geradoras do Sul do Brasil
S.A. - GERASUL), incorporated
under the laws of the Federative
Republic of Brazil (herein called the
Company).  At the date hereof, each
American Depositary Share
represents five thousand (5000)
Shares which are either deposited or
subject to deposit under the deposit
agreement at the Sao Paulo office of
Banco Itau. (herein called the
Custodian).  The Depositarys
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at One Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1.	THE DEPOSIT
AGREEMENT.
      This American Depositary
Receipt is one of an issue (herein
called Receipts), all issued and to be
issued upon the terms and conditions
set forth in the amended and restated
deposit agreement, dated as of June
27, 2002 (herein called the Deposit
Agreement), by and among the
Company, the Depositary, and all
Owners and holders from time to
time of Receipts issued thereunder,
each of whom by accepting a Receipt
agrees to become a party thereto and
become bound by all the terms and
conditions thereof.  The Deposit
Agreement sets forth the rights of
Owners and holders of the Receipts
and the rights and duties of the
Depositary in respect of the Shares
deposited thereunder and any and all
other securities, property and cash
from time to time received in respect
of such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called Deposited
Securities).  Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust Office
in New York City and at the office of
the Custodian.
      The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.
2.	SURRENDER OF
RECEIPTS AND
WITHDRAWAL OF SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the amount of
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of such
Deposited Securities may be made by
the delivery of (a) Shares in the name
of the Owner hereof or as ordered by
him or by certificates properly
endorsed or accompanied by proper
instruments of transfer to such
Owner or as ordered by him and (b)
any other securities, property and
cash to which such Owner is then
entitled in respect of this Receipt to
such Owner or as ordered by him.
Such delivery will be made at the
option of the Owner hereof, either at
the office of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for Shares
or other Deposited Securities for
such delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.  Notwithstanding any other
provision of the Deposit Agreement
or this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may be
suspended only for (i) temporary
delays caused by closing the transfer
books of the Depositary or the
Company or the deposit of Shares in
connection with voting at a
shareholders meeting, or the payment
of dividends, (ii) the payment of fees,
taxes and similar charges, and (iii)
compliance with any U.S. or foreign
laws or governmental regulations
relating to the Receipts or to the
withdrawal of the Deposited
Securities.
3.	TRANSFERS, SPLIT-UPS,
AND COMBINATIONS OF
RECEIPTS.
      The transfer of this Receipt is
registrable on the books of the
Depositary at its Corporate Trust
Office by the Owner hereof in person
or by a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer or
accompanied by proper instruments
of transfer and funds sufficient to pay
any applicable transfer taxes and the
expenses of the Depositary and upon
compliance with such regulations, if
any, as the Depositary may establish
for such purpose.  This Receipt may
be split into other such Receipts, or
may be combined with other such
Receipts into one Receipt,
evidencing the same aggregate
number of American Depositary
Shares as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of Shares or the presenter of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in this
Receipt, may require the production
of proof satisfactory to it as to the
identity and genuineness of any
signature and may also require
compliance with any regulations the
Depositary may establish consistent
with the provisions of the Deposit
Agreement or this Receipt.
      The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed necessary or advisable by the
Depositary or the Company at any
time or from time to time because of
any requirement of law or of any
government or governmental body or
commission, or under any provision
of the Deposit Agreement or this
Receipt, or for any other reason,
subject to Article (22) hereof.
Without limitation of the foregoing,
the Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act, unless a registration
statement is in effect as to such
Shares.
4.	LIABILITY OF OWNER
FOR TAXES.
      If any tax or other
governmental charge shall become
payable with respect to any Receipt
or any Deposited Securities
represented hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to the
Depositary.  The Depositary may
refuse to effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented by
American Depositary Shares
evidenced by such Receipt until such
payment is made, and may withhold
any dividends or other distributions,
or may sell for the account of the
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner hereof shall remain liable for
any deficiency.
5.	WARRANTIES OF
DEPOSITORS.
      Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
each certificate therefor, if
applicable, are validly issued, fully
paid, nonassessable and free of any
pre-emptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that the deposit of such
Shares and the sale of Receipts
evidencing American Depositary
Shares representing such Shares by
that person are not restricted under
the Securities Act.  Such
representations and warranties shall
survive the deposit of Shares and
issuance of Receipts.
6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
      Any person presenting Shares
for deposit or any Owner or holder of
a Receipt may be required from time
to time to file with the Depositary or
the Custodian such proof of
citizenship or residence, exchange
control approval, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper.  The Depositary may
withhold the delivery or registration
of transfer of any Receipt or the
distribution of any dividend or sale
or distribution of rights or of the
proceeds thereof or the delivery of
any Deposited Securities until such
proof or other information is filed or
such certificates are executed or such
representations and warranties made.
 No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in Brazil which
is then performing the function of the
regulation of currency exchange.
7.	CHARGES OF
DEPOSITARY.
      The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any
Registrar only in accordance with
agreements in writing entered into
between the Depositary and the
Company from time to time.  The
Depositary shall present its statement
for such charges and expenses to the
Company once every three months.
The charges and expenses of the
Custodian are for the sole account of
the Depositary.
      The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.3 of the Deposit
Agreement), or by Owners, as
applicable:  (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to or from the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of deposits
or withdrawals under the Deposit
Agreement, (3) such cable, telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.5 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.3, 4.3 or 4.4 of the Deposit
Agreement and the surrender of
Receipts pursuant to Section 2.5 or
6.2 of the Deposit Agreement, (6) a
fee of $.02 or less per American
Depositary Share (or portion thereof)
for any cash distribution made
pursuant to the Deposit Agreement,
including, but not limited to Sections
4.1 through 4.4 of the Deposit
Agreement, (7) a fee for the
distribution of securities pursuant to
Section 4.2 of the Deposit
Agreement, such fee being in an
amount equal to the fee for the
execution and delivery of American
Depositary Shares referred to above
which would have been charged as a
result of the deposit of such
securities (for purposes of this
clause 7 treating all such securities as
if they were Shares) but which
securities are instead distributed by
the Depositary to Owners, (8) a fee
of $.02 or less per American
Depositary Share (or portion
thereof)for depositary services,
which will accrue on the last day of
each calendar year and which will be
payable as provided in clause (9)
below; provided, however, that no
fee will be assessed under this clause
(8) if a fee was charged pursuant to
clause (6) above during that calendar
year and (9) any other charge payable
by the Depositary, any of the
Depositarys agents, including the
Custodian, or the agents of the
Depositarys agents in connection
with the servicing of Shares or other
Deposited Securities (which charge
shall be assessed against Owners as
of the date or dates set by the
Depositary in accordance with
Section 4.6 of the Deposit
Agreement and shall be payable at
the sole discretion of the Depositary
by billing such Owners for such
charge or by deducting such charge
from one or more cash dividends or
other cash distributions).
      The Depositary, subject to
Section 2.9 of the Deposit
Agreement, may own and deal in any
class of securities of the Company
and its affiliates and in Receipts.
8.	LOANS AND
PRE-RELEASE OF SHARES
AND RECEIPTS.
      The Depositary may issue
Receipts against the delivery by the
Company (or any agent of the
Company recording Share
ownership) of rights to receive
Shares from the Company (or any
such agent).  No such issue of
Receipts will be deemed a
Pre-Release that is subject to the
restrictions of the following
paragraph.
      Unless requested in writing
by the Company to cease doing so,
the Depositary may, notwithstanding
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts prior to the receipt of
Shares pursuant to Section 2.2 of the
Deposit Agreement (Pre-Release).
The Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon the
receipt and cancellation of Receipts
which have been Pre-Released,
whether or not such cancellation is
prior to the termination of such
Pre-Release or the Depositary knows
that such Receipt has been
Pre-Released.  The Depositary may
receive Receipts in lieu of Shares  in
satisfaction of a Pre-Release.  Each
Pre-Release will be (a) preceded or
accompanied by a written
representation and agreement from
the person to whom Receipts are to
be delivered (the Pre-Releasee) that
the Pre-Releasee, or its customer, (i)
owns the Shares or Receipts to be
remitted, as the case may be, (ii)
assigns all beneficial rights, title and
interest in such Shares or Receipts,
as the case may be, to the Depositary
in its capacity as such and for the
benefit of the Owners, and (iii) will
not take any action with respect to
such Shares or Receipts, as the case
may be, that is inconsistent with the
transfer of beneficial ownership
(including, without the consent of the
Depositary, disposing of such Shares
or Receipts, as the case may be),
other than in satisfaction of such
Pre-Release, (b) at all times fully
collateralized with cash, U.S.
government securities or such other
collateral as the Depositary
determines, in good faith, will
provide substantially similar liquidity
and security, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of Shares
not deposited but represented by
American Depositary Shares
outstanding at any time as a result of
Pre-Releases will not normally
exceed thirty percent (30%) of the
Shares deposited hereunder;
provided, however, that the
Depositary reserves the right to
disregard such limit from time to
time as it deems reasonably
appropriate, and may, with the prior
written consent of the Company,
change such limit for purposes of
general application.  The Depositary
will also set Dollar limits with
respect to Pre-Release transactions to
be entered into under the Deposit
Agreement with any particular
Pre-Releasee on a case-by-case basis
as the Depositary deems appropriate.
 For purposes of enabling the
Depositary to fulfill its obligations to
the Owners under the Deposit
Agreement, the collateral referred to
in clause (b) above shall be held by
the Depositary as security for the
performance of the Pre-Releasees
obligations to the Depositary in
connection with a Pre-Release
transaction, including the
Pre-Releasees obligation to deliver
Shares or Receipts upon termination
of a Pre-Release transaction (and
shall not, for the avoidance of doubt,
constitute Deposited Securities under
the Deposit Agreement).
      The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.
9.	TITLE TO RECEIPTS.
      It is a condition of this
Receipt and every successive holder
and Owner of this Receipt by
accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by delivery
with the same effect as in the case of
a negotiable instrument; provided,
however, that the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is
registered on the books of the
Depositary as the absolute owner
hereof for the purpose of determining
the person entitled to distribution of
dividends or other distributions or to
any notice provided for in the
Deposit Agreement and for all other
purposes.
10.	VALIDITY OF RECEIPT.

      This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar for the
Receipts shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the Registrar.
11.	REPORTS; INSPECTION
OF TRANSFER BOOKS.
      The Company currently
furnishes the Securities and
Exchange Commission (hereinafter
called the Commission) with certain
public reports and documents
required by foreign law or otherwise
under Rule 12g3-2(b) under the
Securities Exchange Act of 1934.
      Such reports and
communications will be available for
inspection and copying at the public
reference facilities maintained by the
Commission located at 450 Fifth
Street, N.W., Washington, D.C.
20549.
      The Depositary will make
available for inspection by Owners
of Receipts at its Corporate Trust
Office any reports and
communications, including any
proxy soliciting material, received
from the Company which are both
(a) received by the Depositary as the
holder of the Deposited Securities
and (b) made generally available to
the holders of such Deposited
Securities by the Company.  The
Depositary shall also, upon written
request, send to the Owners of
Receipts copies of such reports
furnished by the Company pursuant
to the Deposit Agreement. Any such
reports and communications,
including any such proxy soliciting
material, furnished to the Depositary
by the Company shall be furnished in
English.
      The Depositary shall keep
books at its Corporate Trust Office
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of
Receipts, provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the interest of
a business or object other than the
business of the Company or a matter
related to the Deposit Agreement or
the Receipts.
12.	DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the Depositary
shall receive any cash dividend or
other cash distribution on any
Deposited Securities, the Depositary
shall, if at the time of receipt thereof
any amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
dollars transferable to the United
States, and subject to the Deposit
Agreement, as promptly as
practicable, convert such dividend or
distribution into Dollars and shall, as
promptly as practicable, distribute
the amount thus received (net of the
fees and expenses of the Depositary
as provided in the Deposit
Agreement, if applicable) to the
Owners of Receipts entitled thereto,
provided, however, that in the event
that the Company or the Depositary
shall be required to withhold and
does withhold from such cash
dividend or such other cash
distribution in respect of any
Deposited Securities an amount on
account of taxes, the amount
distributed to the Owners of the
Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.
      Subject to the provisions of
Sections 4.11 and 5.9 of the Deposit
Agreement, whenever the Depositary
shall receive any distribution other
than a distribution described in
Sections 4.1, 4.3 or 4.4 of the
Deposit Agreement, the Depositary
shall cause the securities or property
received by it to be distributed to the
Owners of Receipts entitled thereto,
after deduction or upon payment of
any fees and expenses of the
Depositary or any taxes or other
governmental charges, in any manner
that the Depositary may deem
equitable and practicable for
accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any
other reason the Depositary deems
such distribution not to be feasible,
the Depositary may adopt such
method as it may deem equitable and
practicable for the purpose of
effecting such distribution, including,
but not limited to, the public or
private sale of the securities or
property thus received, or any part
thereof, and the net proceeds of any
such sale (net of the fees of the
Depositary as provided in Section
5.9 of the Deposit Agreement) shall
be distributed by the Depositary to
the Owners of Receipts entitled
thereto as in the case of a distribution
received in cash, pursuant to Section
4.1 of the Deposit Agreement;
provided, however, no distribution to
Owners pursuant to Section 4.2 of
the Deposit Agreement shall be
unreasonably delayed by any action
of the Depositary or any of its agents.
      If any distribution upon any
Deposited Securities consists of a
dividend in, or free distribution of,
Shares, the Depositary may, and shall
if the Company shall so request,
distribute to the Owners of
outstanding Receipts entitled thereto,
additional Receipts evidencing an
aggregate number of American
Depositary Shares representing the
amount of Shares received as such
dividend or free distribution, subject
to the terms and conditions of the
Deposit Agreement with respect to
the deposit of Shares and the
issuance of American Depositary
Shares evidenced by Receipts,
including the withholding of any tax
or other governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the payment
of the fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement.  In lieu of
delivering Receipts for fractional
American Depositary Shares in any
such case, the Depositary shall sell
the amount of Shares represented by
the aggregate of such fractions and
distribute the net proceeds, all in the
manner and subject to the conditions
set forth in the Deposit Agreement.
If additional Receipts are not so
distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.
      In the event that the
Depositary determines that any
distribution in property (including
Shares and rights to subscribe
therefor) is subject to any tax or
other governmental charge which the
Depositary is obligated to withhold,
the Depositary may by public or
private sale dispose of all or a
portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in
such manner as the Depositary
deems necessary and practicable to
pay any such taxes or charges and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto, all in accordance with
applicable provisions of the Deposit
Agreement.
13.	CONVERSION OF
FOREIGN CURRENCY.
      Whenever the Depositary or
the Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net
proceeds from the sale of securities,
property or rights, and if at the time
of the receipt thereof the foreign
currency so received can in the
judgment of the Depositary be
converted on a reasonable basis into
Dollars and the resulting Dollars
transferred to the United States, the
Depositary shall convert or cause to
be converted as promptly as
practicable, by sale or in any other
manner that it may determine, such
foreign currency into Dollars, and
such Dollars shall be distributed to
the Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution or conversion may
be made upon an averaged or other
practicable basis without regard to
any distinctions among Owners on
account of exchange restrictions, the
date of delivery of any Receipt or
otherwise and shall be net of any
expenses of conversion into Dollars
incurred by the Depositary as
provided in Section 5.9 of the
Deposit Agreement.
      If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.
      If at any time the Depositary
shall determine that in its reasonable
judgment any foreign currency
received by the Depositary or the
Custodian is not convertible on a
reasonable basis into Dollars
transferable to the United States, or if
any approval or license of any
government or agency thereof which
is required for such conversion is
denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the foreign
currency (or an appropriate
document evidencing the right to
receive such foreign currency)
received by the Depositary to, or in
its discretion may hold such foreign
currency uninvested and without
liability for interest thereon for the
respective accounts of, the Owners
entitled to receive the same.
      If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.
14.	RIGHTS.
      In the event that the
Company shall offer or cause to be
offered to the holders of any
Deposited Securities any rights to
subscribe for additional Shares or
any rights of any other nature, the
Depositary, after consultation with
the Company, shall have discretion
as to the procedure to be followed in
making such rights available to any
Owners or in disposing of such rights
on behalf of any Owners and making
the net proceeds available to such
Owners or, if by the terms of such
rights offering or for any other
reason, the Depositary may not either
make such rights available to any
Owners or dispose of such rights and
make the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse.  If at
the time of the offering of any rights
the Depositary determines in its
discretion that it is lawful and
feasible to make such rights available
to all Owners or to certain Owners
but not to other Owners, the
Depositary may, and at the request of
the Company shall, distribute to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.
      In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit Agreement,
the Depositary will make promptly
such rights available to such Owner
upon written notice from the
Company to the Depositary that (a)
the Company has elected in its sole
discretion to permit such rights to be
exercised and (b) such Owner has
executed such documents as the
Company has determined in its sole
discretion are reasonably required
under applicable law.
      If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price
of the Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
 As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant
to Section 2.2 of the Deposit
Agreement, and shall, pursuant to
Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation and transfer
under such laws.
      If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners, it
may, and at the request of the
Company, shall sell the rights,
warrants or other instruments in
proportion to the number of
American Depositary Shares held by
the Owners to whom it has
determined it may not lawfully or
feasibly make such rights available,
and allocate the net proceeds of such
sales (net of the fees and expenses of
the Depositary as provided in Section
5.9 of the Deposit Agreement and all
taxes and governmental charges
payable in connection with such
rights and subject to the terms and
conditions of the Deposit
Agreement) for the account of such
Owners otherwise entitled to such
rights, warrants or other instruments,
upon an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions or
the date of delivery of any Receipt or
otherwise. Such proceeds shall be
distributed as promptly as practicable
in accordance with Section 4.1 of the
Deposit Agreement.
      The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act with respect to a distribution to
Owners or are registered under the
provisions of the Securities Act.  If
an Owner of Receipts requests
distribution of warrants or other
instruments, notwithstanding that
there has been no such registration
under such the Securities Act, the
Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner
is exempt from such registration.
      The Depositary shall not be
responsible for any failure to
determine that it may be lawful or
feasible to make such rights available
to Owners in general or any Owner
in particular.
15.	RECORD DATES.
      Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever for any reason the
Depositary causes a change in the
number of Shares that are
represented by each American
Depositary Share, or whenever the
Depositary shall receive notice of
any meeting of holders of Shares or
other Deposited Securities, the
Depositary shall fix a record date (a)
for the determination of the Owners
of Receipts who shall be (i) entitled
to receive such dividend, distribution
or rights or the net proceeds of the
sale thereof or (ii) entitled to give
instructions for the exercise of voting
rights at any such meeting, or (b) on
or after which each American
Depositary Share will represent the
changed number of Shares, subject to
the provisions of the Deposit
Agreement.
16.	VOTING OF DEPOSITED
SECURITIES.
      Under the Brazilian
Corporate Law (Law 6404 of
December 15, 1976) and the by-laws
of the Company on the date of the
Deposit Agreement, the Shares have
general voting rights only so long as
the Company has failed for three
consecutive fiscal years to pay a
minimum dividend on the Shares of
25% of the Companys net profits;
otherwise the Shares have no voting
rights in respect of any matters
except changes to the Companys
capital structure which adversely
affect the Shares.
      Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners of Receipts a notice, the
form of which notice shall be in the
sole discretion of the Depositary,
which shall contain (a) such
information as is contained in such
notice of meeting, (b) a statement
that the Owners of Receipts as of the
close of business on a specified
record date will be entitled, subject
to any applicable provision of
Brazilian law and of Estatuto Social,
to instruct the Depositary as to the
exercise of the voting rights, if any,
pertaining to the amount of Shares or
other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in
which such instructions may be
given, including an express
indication that such instructions may
be given or deemed given in
accordance with the last sentence of
this paragraph if no instruction is
received, to the Depositary to give a
discretionary proxy to a person
designated by the Company.  Upon
the written request of an Owner of a
Receipt on such record date, received
on or before the date established by
the Depositary for such purpose (the
Instruction Date), the Depositary
shall endeavor, in so far as
practicable to vote or cause to be
voted the amount of Shares or other
Deposited Securities represented by
the American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions or
deemed instructions.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owners Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner to
have instructed the Depositary to
give a discretionary proxy to a
person designated by the Company
with respect to such Deposited
Securities and the Depositary shall
give a discretionary proxy to a
person designated by the Company to
vote such Deposited Securities,
provided, that no such instruction
shall be given with respect to any
matter as to which the Company
informs the Depositary (and the
Company agrees to provide such
information as promptly as
practicable in writing) that (x) the
Company does not wish such proxy
given, (y) substantial opposition
exists or (z) such matter materially
and adversely affects the rights of
holders of Shares.
      There can be no assurance
that Owners generally or any Owner
in particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary
will vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.
      Subject to the rules of any
securities exchange on which Shares
of the Deposited Securities
represented thereby are listed, the
Depositary shall, if requested in
writing by the Company, deliver to
the Company as promptly as
practicable, to the attention of its
Secretary, copies of all instructions
received from Owners in accordance
with which the Depositary will vote,
or cause to be voted, the Deposited
Securities represented by the Shares
evidenced by such Receipts at such
meeting.  Delivery instructions will
be made at the expense of the
Company (unless otherwise agreed in
writing by the Company and the
Depositary) provided that payment of
such expense shall not be a condition
precedent to the obligations of the
Depositary under this Article (16).
17.	CHANGES AFFECTING
DEPOSITED SECURITIES.
      In circumstances where the
provisions of Section 4.3 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or the Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, if any, the new
Deposited Securities so received in
exchange or conversion, unless
additional Receipts are delivered
pursuant to the following sentence.
In any such case the Depositary may,
and shall if the Company shall so
request, execute and deliver
additional Receipts as in the case of a
dividend in Shares, or call for the
surrender of outstanding Receipts to
be exchanged for new Receipts
specifically describing such new
Deposited Securities.
18.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
      Neither the Depositary nor
the Company nor any of their
respective directors, employees,
agents or affiliates shall incur any
liability to any Owner or holder of
any Receipt, if by reason of any
provision of any present or future
law or regulation of the United States
or any other country, or of any
governmental or regulatory authority
or stock exchange, or by reason of
any provision, present or future, of
the Estatuto Social or by reason of
any provision of any Securities
issued or distributed by the
Company, or any Offering or
distribution thereof or by reason of
any act of God or war or terrorism or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented, delayed
or forbidden from, or be subject to
any civil or criminal penalty on
account of, doing or performing any
act or thing which by the terms of the
Deposit Agreement or Deposited
Securities it is provided shall be done
or performed; nor shall the
Depositary or the Company incur any
liability to any Owner or holder of a
Receipt by reason of any
non-performance or delay, caused as
aforesaid, in the performance of any
act or thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or performed,
or by reason of any exercise of, or
failure to exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms of
a distribution pursuant to Sections
4.1, 4.2 or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to Section 4.4
of the Deposit Agreement, or for any
other reason, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Company nor
the Depositary assumes any
obligation or shall be subject to any
liability under the Deposit
Agreement to Owners or holders of
Receipts, except that they agree to
perform their obligations specifically
set forth in the Deposit Agreement
without negligence or bad faith.  The
Depositary shall not be subject to any
liability with respect to the validity
or worth of the Deposited Securities.
 Neither the Depositary nor the
Company shall be under any
obligation to appear in, prosecute or
defend any action, suit or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it in expense or liability,
unless indemnity satisfactory to it
against all expense and liability shall
be furnished as often as may be
required, and the Custodian shall not
be under any obligation whatsoever
with respect to such proceedings, the
responsibility of the Custodian being
solely to the Depositary.  Neither the
Depositary nor the Company shall be
liable for any action or nonaction by
it in reliance upon the advice of or
information from legal counsel,
accountants, any person presenting
Shares for deposit, any Owner or
holder of a Receipt, or any other
person believed by it in good faith to
be competent to give such advice or
information.  The Depositary shall
not be liable for any acts or
omissions made by a successor
depositary whether in connection
with a previous act or omission of
the Depositary or in connection with
any matter arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out of
which such potential liability arises
the Depositary performed its
obligations without negligence or
bad faith while it acted as
Depositary.  The Depositary shall not
be responsible for any failure to carry
out any instructions to vote any of
the Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith. The
Company agrees to indemnify the
Depositary, its directors, employees,
agents and affiliates and the
Custodian against, and hold each of
them harmless from, any liability or
expense (including, but not limited
to, the fees and expenses of counsel)
which may arise out of any
registration with the Commission of
Receipts, American Depositary
Shares or Deposited Securities or the
offer or sale thereof in the United
States or out of acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the same may
be amended, modified or
supplemented from time to time, (i)
by either the Depositary or the
Custodian or their respective
directors, employees, agents and
affiliates, except for any liability or
expense arising out of (a) the
negligence or bad faith of either of
them or (b) information (or
omissions from such information)
relating to the Depositary or the
Custodian, as applicable, furnished
in writing to and not materially
altered or changed by the Company,
to the Depositary or the Custodian,
as applicable, expressly for use in
any registration statement, proxy
statement, prospectus (or placement
memorandum) or preliminary
prospectus (or preliminary placement
memorandum) relating to the offer or
sale of ADSs, or (ii) by the Company
or any of its directors, employees,
agents and affiliates.  No disclaimer
of liability under the Securities Act
of 1933 is intended by any provision
of the Deposit Agreement.
19.	RESIGNATION AND
REMOVAL OF THE
DEPOSITARY.
      The Depositary may at any
time resign as Depositary under the
Deposit Agreement written notice of
its election so to do delivered to the
Company, such resignation to take
effect upon the appointment of a
successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
The Depositary may at any time be
removed by the Company by 120
days prior written notice of such
removal, which shall become
effective upon the later to occur of
the (i) 120th day after delivery of the
notice to the Depositary or (ii) the
appointment of a successor
depositary and its acceptance of such
appointment as provided in the
Deposit Agreement.  Whenever the
Depositary in its discretion
determines that it is in the best
interest of the Owners of Receipts to
do so, it may appoint a substitute
custodian, which shall thereafter be
the Custodian under the Deposit
Agreement.
20.	AMENDMENT.
      The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company and
the Depositary without the consent of
Owners and holders in any respect
which they may deem necessary or
desirable.  Any amendment which
shall impose or increase any fees or
charges (other than taxes and other
governmental charges, registration
fees, cable, telex or facsimile
transmission costs, delivery costs or
other such expenses), or which shall
otherwise prejudice any substantial
existing right of Owners of Receipts,
shall, however, not become effective
as to outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby, except in order to comply
with mandatory provisions of
applicable law.
21.	TERMINATION OF
DEPOSIT AGREEMENT.
      The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to
the Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after the
date of termination, the Owner of a
Receipt will, upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b)
payment of the fee of the Depositary
for the surrender of Receipts referred
to in Section 2.5 of the Deposit
Agreement and (c) payment of any
applicable taxes or governmental
charges, be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, and shall not give
any further notices or perform any
further acts under the Deposit
Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and without
liability for interest, for the pro rata
benefit of the Owners of Receipts
which have not theretofore been
surrendered, such Owners thereupon
becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale,
the Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds and
other cash (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  Upon the
termination of the Deposit
Agreement, the Company shall be
discharged from all obligations under
the Deposit Agreement except for its
obligations to the Depositary under
Sections 5.8 and 5.9 of the Deposit
Agreement.
22.	COMPLIANCE WITH
U.S. SECURITIES LAWS.
      Notwithstanding anything in
the Deposit Agreement or this
Receipt to the contrary, the Company
and the Depositary each agrees that it
will not exercise any rights it has
under the Deposit Agreement to
permit the withdrawal or delivery of
Deposited Securities in a manner
which would violate the U.S.
securities laws, including, but not
limited to, Section I.A.(1) of the
General Instructions to the Form F-6
Registration Statement, as amended
from time to time, under the
Securities Act.
23.	SUBMISSION TO
JURISDICTION;
APPOINTMENT OF
AGENT FOR SERVICE
OF PROCESS.
      The Company hereby
(i) irrevocably designates and
appoints CT Corporation, 111 Eighth
Avenue, New York, New York
10011, in the State of New York, as
the Companys authorized agent upon
which process may be served in any
suit or proceeding arising out of or
relating to the Shares or Deposited
Securities, the American Depositary
Shares, the Receipts or this
Agreement, (ii) consents and submits
to the jurisdiction of any state or
federal court in the State of New
York in which any such suit or
proceeding may be instituted, and
(iii) agrees that service of process
upon said authorized agent shall be
deemed in every respect effective
service of process upon the Company
in any such suit or proceeding.  The
Company agrees to deliver, upon the
execution and delivery of the Deposit
Agreement, a written acceptance by
such agent of its appointment as such
agent.  The Company further agrees
to take any and all action, including
the filing of any and all such
documents and instruments, as may
be necessary to continue such
designation and appointment in full
force and effect for so long as any
American Depositary Shares or
Receipts remain outstanding or this
Agreement remains in force.  In the
event the Company fails to continue
such designation and appointment in
full force and effect, the Company
hereby waives personal service of
process upon it and consents that any
such service of process may be made
by certified or registered mail, return
receipt requested, directed to the
Company at its address last specified
for notices hereunder, and service so
made shall be deemed completed
five (5) days after the same shall
have been so mailed.
24.	DISCLOSURE OF
INTERESTS.
      To the extent that the
provisions of or governing any
Deposited Securities (including the
Companys Estatuto Social or
applicable law) may require
disclosure of or impose limits on
beneficial or other ownership of
Deposited Securities, other Shares or
other securities and may provide for
blocking, transfer, voting or other
rights to enforce such disclosure or
limits, the Depositary shall use
reasonable efforts to comply, to the
extent permitted by applicable law,
with reasonable written instructions
it receives from the Company in
respect of those requirements or
limitations.  Owners agree to comply
with all such disclosure requirements
and ownership limitations and to
cooperate with the Depositary in the
Depositarys compliance with any
Company instructions in respect
thereof.
      Each of the Depositary and
the Company hereby confirm to each
other that for as long as the Deposit
Agreement is in effect, they shall
furnish the Comissao de Valores
Mobiliarios (the CVM) and the
Central Bank of Brazil, at any time
and within the period that may be
determined, with any information
and documents related to the
approved American Depositary
Receipt program and the Receipts
issued thereunder.  In the event the
Depositary or the Custodian shall be
advised in writing by reputable
independent Brazilian counsel that
the Depositary or Custodian
reasonably could be subject to
criminal or material, as reasonably
determined by the Depositary, civil
liabilities as a result of the Company
having failed to provide such
information or documents reasonably
available only through the Company,
the Depositary shall have the right to
immediately resign as Depositary
and will not be subject to any
liability hereunder for such
resignation or such determination.
Upon effectiveness of such
resignation, the Depositary shall
otherwise be discharged from all of
its obligations under the Deposit
Agreement.  Resignation pursuant to
this paragraph shall be effected in
accordance with Section 5.4 of the
Deposit Agreement; provided that if
the Company fails to appoint a new
depositary within 60 days of such
resignation, the Deposit Agreement
shall be terminated in accordance
with Section 6.2 of the Deposit
Agreement and the Company or its
designated agent will assume the
obligations stated as the obligations
of the Depositary in such section.


(..continued)



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